Exhibit 99.1

Exhibit 99.1

‘GMXR’ NASDAQ NM

An Emerging

Natural Gas Producer www.gmxresources.com

The date of these presentation materials is August 26, 2004

GMXR

GMX RESOURCES INC. ‘GMXR’

NASDAQ National Market System

We are an independent exploration and production company headquartered in Oklahoma City, Oklahoma that primarily produces natural gas. Our principal focus is on our 18,847 gross/10,120 net acreage position on the Sabine Uplift of East Texas & N. Louisiana. Market Data as of 08/24/04

Institutional Ownership 41%; Management maintains 35% equity stake

Management:

CEO – Ken Kenworthy, Jr. CFO – Ken Kenworthy, Sr.

Shares of Common Stock Outstanding – 8,053,540 shares 52-week price range - $1.30 – $8.30

GMXR

Company Strengths

Huge Prospect Inventory

46 Cotton Valley PUDS**

Long-lived, natural gas reserves

53 BCFE 85% Nat. Gas* 2004 R/P ratio 38 years

Joint venture with PVOG Experienced Management

Management with 28 years of average experience

(summary resumes at back of presentation)

* 12/31/03 Proved Reserves Sproule & Assoc; ** 12/31/04e Company internal projections, commodity price & cost sensitive as well: see ‘Risk Factors’ in 10-K

GMXR

2004 Goals

Growing reserves on a cost effective basis

Increase production, net income and cash flow, therein building shareholder value

Focus on domestic production of natural gas, primarily in core areas of East Texas

Drilled 9 CV wells, plan to drill 10 more Re-completed 4 wells, plan 4 more CAPEX of $11,000,000 Maintain low F&D cost of $1.00 - $1.50

GMXR

Summary Operating Data

Three Months Ended Three Months Ended % Increase

March 31, 2004 June 30, 2004 <Decrease>

Production

Oil Production (MBbls) 8 7 <11%>

Natural Gas Production (MMCF) 164 240 46%

Equivalent Production (MMCFe) 212 282 33%

Last Month of Quarter Daily (MCFe) 2,222 3,051 37%

Average Sales Price

Oil Price (per bbl) $34.42 $36.80 7%

Natural Gas Price (per MCF) $5.59 $6.03 8%

Average Sales Price (per MCFe) $5.62 $6.04 7%

Total Revenues ($000) $1,194 $1,724 44%

Operating & Overhead Costs (per MCFe)

Lease Operating Expenses $1.26 $0.78 <38%>

Production and Severance Taxes $0.37 $0.41 11%

General and Administrative $2.18 $1.84 <16%>

Total $3.81 $3.03 <20%>

Cash Operating Margin $1.81 $3.01 66%

GMXR

Balance Sheet and Leverage Analysis

Dec. 31, 2003 June 30, 2004 Increase - <Decrease>

Balance Sheet (in thousands) $ %

Cash $640 $7,950 $7,310 1142%

Current Assets 1,620 8,890 7,270 449%

Total Assets 31,500 39,870 8,370 27%

Current Liabilities 2,570 2,410 <160> <6%>

Long-Term Debt 5,630 5,690 60 1%

Total Debt 6,690 6,890 200 3%

Shareholders Equity 22,620 31,090 8,470 37%

Leverage Analysis

Working Capital (in thousands) <$960> $6,480 $7,440

Current Assets to Current Liability Ratio <.63> 3.69 4.32

Debt to Equity 30% 22% <8%>

Debt to Total Capitalization 23% 18% <5%>

GMXR

2004 Corporate Highlights

Jan: Private Placement $1,000,000 (Sub. Notes)

Feb: PVOG Spud 1st CV Well Drilling

Mar: Completion (1 CCV Well) & Re-Completions (3 Wells)

Apr: Production Growth + $1,000,000 PIPE (equity@$5.00/sh)

May: PVOG Amendment Discussion/Accelerate CV Prog. 2 Rigs + 1 CCV Well

Jun: Increased Bank Note, Paid Sub. Notes + 1 CCV Well

$7,500,000 PIPE (equity@ $6.85/sh) Hibernia Southcoast Capital

Jul: 2nd CV Re-Completion + 1 CCV Well

Aug: 2 CCV Wells, 1st 30% well Best Initial Rate to date

GMXR

Huge Prospect Inventory

439 gross/ 271.7 Net Total Prospects

58 gross/ 37.6 Net Producing Wells

25 gross/ 11.7 Net Travis Peak/Pettit PUDs

46 gross/ 25.4 Net Cotton Valley PUDs (160 Acre Density) 153 gross/ 99.4 Net CV Probables (80 Acre Density) 215 gross/135.2 Net CV Possible (40 Acre Density)

Prospects, PUD, Possible & Probable based on company est. as of July 31, 2004; producers as of August 26, 2004

GMXR

Cotton Valley Producers & GMX AMI’s

Gladewater / Glenwood / White Oak/ Willow Springs 663 BCFE

Oak Hill 1,384 BCFE

Blocker / Tatum 310 BCFE

Woodlawn 135 BCFE

Carthage / Beckville / Briggs 3,442 BCFE

Waskom 270 BCFE

Bethany / Elysian 403 BCFE

GMXR

GMX / PVOG Joint Venture

2004 Plans

Phase I

12-15 Wells

GMX Interest - 30%

PUDs 17 gross / 5.1 net

Prob 43 gross / 12.9 net

Poss 69 gross / 20.7 net

Phase III

Up to 2 Wells + 8 Re-Completions

GMX Interest 100%

PUDs 14 gross / 14 net

Prob 63 gross / 163 net

Poss 83 gross / 83 net

Phase II

0 -4 Wells

GMX 20% CWI 1st Four Wells

GMX Interest - 50%

PUDs 15 gross / 6.3 net

Prob 47 gross / 23.5 net

Poss 63 gross / 31.5 net

Schedule dependant upon rig availability, capital resources availability, successful development, commodity price & cost sensitive as well: see ‘Risk Factors’ in 10-K

GMXR

Drilling Schedule Statement

The following drilling schedule has been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.

Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless certain favorable conditions exist.

GMXR

2004 Drilling Schedule

Phase I Phase II Phase III

Cotton Valley Wells Drilled Cotton Valley Completions Cotton Valley Wells Drilled Cotton Valley Completions Cotton Valley Wells Drilled Re-comp & Completions

Feb-04 1 2 3

Mar-04 1 1

Apr-04 2

May-04 3 2

Jun-04 4 5 3

Jul-04 6 7 4 4

Aug-04 8 9 5 6

Sep-04 10 11 7 8 5 6

Oct-04 12 13 9 10 7 8

Nov-04 14 11 12 1 1

Dec-04 15 13 14 2 1 2 9

Totals 15 14 2 1 2 9

20% carried interest 30% working interest

50% working interest 100% working interest

Schedule dependant upon rig availability, capital resources availability, successful development, commodity price & cost sensitive as well: see ‘Risk Factors’ in 10-K

GMXR

Long-Lived, Natural Gas Reserves

46 PUDs -thru 2005*

153 Probables -thru 2008*

215 Possibles -thru 2011*

“Cotton Valley Composite”

Initial Rate 1.2 mmcfgpd 1st 30 days 29 mmcfg 1st 365 days 205 mmcfg

Decline Rate per yr: 40% 2nd yr.; 25% 3rd yr.; 18% 4th yr.; 7% 9th yr.

Life per well: 15 -50 years

* Schedule dependant upon rig availability, capital resources availability, successful development, commodity price & cost sensitive as well: see ‘Risk Factors’ in 10-K

GMXR

Cotton Valley Composite 11 Yr. Decline Profile

Behind Pipe Re-Completions

29,000 Mcf/mo

10,000

1,000

Year 01 02 03 04 05 06 07 08 09 10 11

GMXR

Cotton Valley Well Composite Economics

100% Success Rate thus far 1.2 Bcfe Net, 39% Rate of Return $1.5MM Completed Well Costs 45 days (avg.) from Spud to Sales 2.5 Years Well Payout

Commodity price & cost sensitive: see ‘Risk Factors’ in 10-K

GMXR

Historical Production vs. Cotton Valley Composite Decline

50,000 40,000 30,000

20,000

10,000

Cotton Valley Well 1

CV Re-completion 1

Cotton Valley Well 2

Cotton Valley Well 3

Cotton Valley Well 4

Month 1 2 3 4 5 6 7 8 9 10

GMXR

Cotton Valley Prospect Inventory Reserve Impact

* 12/31/03 12/31/04 Goal Total Company Proved Reserves

Proved % New Proved INC %

Categories BCFE Proved Wells Categories BCFE yr to yr Proved

PDP 11.6 22% 22 e PDP 22.0 90% 30%

PDNP 10.1 19% 17 e PDNP 12.0 19% 16%

PUD 31.3 59% 21 e PUD 40.3 29% 54%

TOTAL 53.0

TOTAL 74.3 40%

* 12/31/03 Proved Reserves Sproule & Assoc; 12/31/04e Company internal projections. We have not disclosed estimates of probable or possible reserves which likely exist because of SEC rules which prohibit such disclosures.

GMXR

‘GMXR’ Stock Price History *

NASDAQ National Market System

Share Price $12 $10 $8 $6 $4 $2 $0

Drilling

Divesting

No Drilling

Marketing JV

Drilling

Secondary Offering 2,300,000 shares

Filed Suit Against Drilling Contractor

Federal Court Victory

Appeals Dropped

1st JV Proposal

PVA JV $1 MM Sub Debt

PP 200,000 shares

Inc. Bank Line Payoff Sub Debt

PP 1,100,000 shares

3/15/01 6/15/01 9/15/01 12/15/01 3/15/02 6/15/02 9/15/02 12/15/02 3/15/03 6/15/03 9/15/03 12/15/03 3/15/04 6/15/04

*NASDAQ as of 08/24/04

GMXR

Name Position	Age	GMX Stock	Background
Ken Kenworthy, Jr. *Pres., CEO, Chairman*	48	11.5%	Co-Founder, Geoscientist, Founder OEXCO, Inc. 30 years E & P
Ken Kenworthy, Sr. *CFO, EVP, Director*	69	12%	Co-Founder, former CFO CMI / TEREX NYSE 24 years E & P
Keith Leffel *VP Endeavor Pipeline*	55	options	Formerly Independent, Delhi Pipeline 31 years Gas Marketing
Richard Hart, Jr. *Operations Mgr. P.E.*	47	options	GMX Mar. 2003, Focus energy, Independent 26 yrs drilling, completion & production
Kyle Kenworthy *VP, Land*	43	options	24 years Land Management E & P
Don Duke *Consultant Bus. Dev. P.E.*	54	options	Management, Hadson, Sante Fe Minerals & Andover. 31 yrs. management E & P.

Ken Kenworthy, Jr. and wife own 23% of common stock when combined.

19

GMXR

Certain Reserve Information

The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

GMXR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.